UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CUTERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

NOTICE OF

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2007

10:00 A.M. Pacific Time

To our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Cutera, Inc. (the “Company”). The meeting will be held at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021 on Tuesday, June 19, 2007 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect three Class III directors to each serve for a three-year term that expires at the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting firm for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The meeting will begin promptly at 10:00 a.m., local time, and check-in will begin at 9:30 a.m., local time. Only holders of record of shares of our common stock (NASDAQ: CUTR) at the close of business on April 20, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021.

By order of the Board of Directors,

Kevin P. Connors President and Chief Executive Officer

Brisbane, California

April 30, 2007

YOUR VOTE IS IMPORTANT!

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, OR IF AVAILABLE, ELECTRONICALLY, OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

Page

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

Why I am receiving these proxy materials?	1
What is the purpose of the Annual Meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Is my vote confidential?	3
What vote is required to approve each item and how are votes counted?	3
What is a “broker non-vote”?	4
How are “broker non-votes” counted?	4
How are abstentions counted?	4
What happens if additional matters are presented at the meeting?	4
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	5
Where can I find the voting results of the meeting?	5
What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors?	5

STOCK OWNERSHIP	7

Security Ownership of Certain Beneficial Owners and Management	7
Section 16(a) Beneficial Ownership Reporting Compliance	8

CORPORATE GOVERNANCE AND BOARD MATTERS	9

Director Independence	9
Committees of the Board	9
Meetings Attended by Directors	10
Director Nomination Process	10
Director Compensation	11
Code of Ethics	12
Compensation Committee Interlocks and Insider Participation	12
Certain Relationships and Related Transactions	12
Family Relationships	12
Communications with the Board by Stockholders	12

REPORT OF THE AUDIT COMMITTEE	13

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ii

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2007

The Board of Directors of Cutera, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2007 Annual Meeting of Stockholders to be held on Tuesday, June 19, 2007, beginning at 10:00 a.m., Pacific Time, which is the local time, at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement: the terms “we”, “our”, “Cutera” and the “Company” each refer to Cutera, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the U.S. Securities and Exchange Commission on March 16, 2007; and the term “Annual Meeting” means our 2007 Annual Meeting of Stockholders.

We are sending these proxy materials on or about May 10, 2007, to all stockholders of record at the close of business on April 20, 2007 (the “Record Date”).

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?	You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (which was April 20, 2007). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the Annual Meeting?	At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you owned our common stock (or were a joint holder) as of the Record Date or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:30 a.m., local time.

Who is entitled to vote at the meeting?

Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 13,549,880 shares of our common stock were outstanding. Each outstanding share of our common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 13,549,880 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of our common stock representing at least 6,774,940 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?

The items of business scheduled to be voted on at the meeting are as follows:

1.      the election of three nominees to serve as Class III directors on our Board; and

2.      the ratification of the appointment of our Independent Registered Public Accounting Firm for the 2007 fiscal year.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board recommend that I vote?	Our Board recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of our independent registered public accounting firm for the 2007 fiscal year.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Cutera or to vote in person at the meeting. We have enclosed a proxy card for your use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Our stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Cutera or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The three director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class III directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of our independent registered public accounting firm, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of an independent registered public accounting firm are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent registered public accounting firm. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the persons named as proxy holders, Kevin P. Connors (our President and Chief Executive Officer) and Ronald J. Santilli (our Chief Financial Officer) will have the discretion to vote your shares on any additional matters that may be properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Who will serve as inspector of election?	We expect a representative of Computershare Trust Company, Inc., our transfer agent, to tabulate the votes, and expect our General Counsel to act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each Cutera proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Your vote is being solicited on behalf of the Board, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2007.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting to be held in 2008, the written proposal must be received by our corporate Secretary at our principal executive offices no later than January 11, 2008, which is the date 120 calendars days before the anniversary of the mailing date of this Proxy Statement. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission (the “SEC”). Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. Proposals should be addressed to:

Secretary

Cutera, Inc.

3240 Bayshore Blvd.

Brisbane, California 94005-1021

Nomination of Director Candidates: You may propose director candidates for consideration by our Board. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the “Secretary” at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an Annual Meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, as well as a statement by the nominee consenting to being named as a nominee and to serve as a director if elected. In addition, the stockholder must give timely notice to our corporate Secretary in accordance with the provisions of our Bylaws, which require that the notice be received by our corporate Secretary no later than January 11, 2008.

Copy of Bylaw Provisions: You may contact our corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of our common stock;

•

each of our Named Executive Officers named in the Summary Compensation Table on page 23 (our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and Named Executive Officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 20, 2007 (the Record Date) through the exercise of any stock option or other right. The number and percentage of shares beneficially owned is computed on the basis of 13,549,880 shares of our common stock outstanding as of the Record Date. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by principal stockholders or Schedules 13D and 13G filed with the SEC.

Shares of our common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name. The address for those persons for which an address is not otherwise provided is c/o Cutera, Inc., 3240 Bayshore Blvd., Brisbane, California 94005-1021.

Name and Address of Beneficial Owner	Number of Shares Outstanding	Warrants and Options Exercisable Within 60 Days**	Approximate Percent Owned
Annette J. Campbell-White	56,774	30,000	*
David B. Apfelberg	20,000	20,000	*
Kevin P. Connors	151,607	597,916	*
David A. Gollnick	173,696	147,462	5.3%
W. Mark Lortz	2,285	20,000	2.3%
Jerry P. Widman	0	30,000	*
Timothy J. O’Shea	0	10,000	*
Ronald J. Santilli	5,944	63,125	*
Robert J. Shine, Jr.	4,512	39,125	*
John J. Connors	5,511	90,029	*
All directors and executive officers as a group (10 persons)	420,329	1,047,657	10.1%

*	Less than 1%.
**	Includes Performance Unit Awards that will vest and be issued within 60 days of the Record Date. See discussion of this matter included in Compensation Discussion and Analysis on page 22 of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that no Forms 3, 4 or 5 were required of such persons, we believe that during our fiscal year ended December 31, 2006, all reports were timely filed, with the exceptions noted herein.

Two late Form 4 reports were filed for John J. Connors on June 21, 2006 and September 5, 2006, respectively, to report the June 8, 2006 grant of options to acquire 15,000 shares of our common stock, and the August 31, 2006 sale of 8,083 shares of our common stock.

One late Form 4 report was filed for David A. Gollnick on June 20, 2006 to report the June 8, 2006 grant of options to acquire 25,000 shares of our common stock.

One late Form 4 report was filed for Kevin P. Connors on June 20, 2006 to report the June 8, 2006 grant of options to acquire 55,000 shares of our common stock.

One late Form 4 report was filed for Ronald J. Santilli on June 21, 2006 to report the June 8, 2006 grant of options to acquire 35,000 shares of our common stock.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board currently consists of seven directors, with one vacancy. The Company’s directors are Kevin P. Connors, David A. Gollnick, Timothy J. O’Shea, David B. Apfelberg, W. Mark Lortz, Jerry P. Widman, and Annette J. Campbell-White. Our Board has determined that each of the directors other than Kevin P. Connors, the Company’s President and Chief Executive Officer, and David A. Gollnick, the Company’s Vice President of Research and Development, satisfy the current “independent director” standards established by rules of The NASDAQ Stock Market LLC (“Nasdaq”).

Committees of the Board

Our Board has two standing committees: the Audit Committee and the Compensation Committee. From time to time, our Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the committees are described below.

Name of Director	Audit Committee	Compensation Committee
Non-Employee Directors:
Jerry P. Widman	X*	X
Timothy J. O’Shea	X
W. Mark Lortz(1)	X	X
David B. Apfelberg		X*
Annette J. Campbell-White(1)

Employee Directors:
Kevin P. Connors
David A. Gollnick

Number of Meetings Held During the Last Fiscal Year	10	3

X =	Committee member
* =	Chairman of Committee

(1)	W. Mark Lortz became a member of the Compensation Committee on January 20, 2006, filling a vacancy created by the January 9, 2006 resignation of Guy Nohra from our Board and Compensation Committee. Annette J. Campbell-White replaced W. Mark Lortz as a member of the Compensation Committee on April 13, 2007.

Audit Committee. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s Independent Registered Public Accounting Firm, and the Company’s compliance with applicable legal requirements and its business conduct policies. Our Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the Nasdaq rules and the independence requirements of the SEC. Our Board has determined that Jerry P. Widman continues to qualify as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee has a written charter, which was adopted by our Board in January 2004, a copy of which can be found on our website at www.cutera.com. The report of the Audit Committee appears on page 13 of this proxy statement.

Compensation Committee. The Compensation Committee, together with the Board, establishes compensation for the Chief Executive Officer and the other executive officers and administers the Company’s 2004 Equity Incentive Plan, the 2004 Employee Stock Purchase Plan, and the 1998 Stock Plan. The Compensation Committee has a written charter, which was adopted by our Board in January 2004, and amended on April 13, 2007, and can be found on our website.

Meetings Attended by Directors

The Board held five meetings during 2006, the Audit Committee held ten meetings and the Compensation Committee held three meetings. No director attended fewer than 75% of the meetings of the Board or committee(s) on which he or she served during 2006, except for Mr. Lortz who attended two of the three Compensation Committee meetings held in 2006.

The directors of the Company are encouraged to attend the Company’s Annual Meeting of Stockholders, and directors Kevin P. Connors and David A. Gollnick attended the meeting in 2006 in person. No other board members attended that meeting, in person or telephonically.

Director Nomination Process

Nominations. Our Board does not currently have a nominating committee or other committee performing a similar function nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for Board membership by the full Board and the stockholders. Our Board has adopted resolutions in accordance with the Nasdaq Marketplace Rules authorizing a majority of its independent members to recommend qualified nominees for consideration by the full Board. Our Board believes that it is appropriate for us to not have a standing nominating committee because of a number of factors, including the number of independent directors who want to participate in consideration of candidates for membership on the Board. Our Board consists of seven members, five of whom are independent. Our Board considered forming a nominating committee consisting of several of the independent members of our Board. Forming a committee consisting of less than all of the independent members was unattractive because it would have omitted the other independent members of our Board who wanted to participate in considering qualified candidates for Board membership. Since our Board desired the participation in the nominations process of all of its independent members, it therefore decided not to form a nominating committee and instead authorized a majority of the independent members of our Board to make and consider nominations for Board membership. The independent members of our Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of our Board authorized to recommend nominees to the full Board is independent within the meaning of the current “independent director” standards established by Nasdaq’s rules. Our Board intends to review this matter periodically, and may in the future elect to designate a formal nominating committee.

Director Qualifications. While the independent members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members, the independent members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are predominantly independent, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

Stockholder Nominations and Recommendations. As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on our Board. In addition, the independent members of our Board may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Secretary at 3240 Bayshore Blvd., Brisbane, California 94005-1021: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, information regarding any relationships between the candidate and Cutera within the last three years and evidence of ownership of Cutera stock by the recommending stockholder.

Identifying and Evaluating Director Nominees. Typically new candidates for nomination to the Board are suggested by existing directors or by our executive officers, although candidates may initially come to our attention through professional search firms, stockholders or other persons. The independent members of the Board shall carefully review the qualifications of any candidates who have been properly brought to its attention. Such a review may, in the Board’s discretion, include a review solely of information provided to the Board or may also include discussion with persons familiar with the candidate, an interview with the candidate or other actions that the Board deems proper. The Board shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the independent members of the Board considers many factors, including, issues of character, judgment, independence, expertise, diversity of experience, length of service, and other commitments. The Board evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

Director Compensation

The following table sets forth a summary of the cash compensation and the fair value of stock options earned by our non-employee directors in the year ended December 31, 2006.

Name	Fees Earned Or Paid In Cash(1)	Option Awards(2)		Total
Jerry P. Widman	$37,500	$120,384	(3)	$157,884
Timothy J. O’Shea	26,000	120,384	(4)	146,384
W. Mark Lortz	27,500	115,681	(5)	143,181
David B. Apfelberg	26,500	120,384	(6)	146,884
Annette J. Campbell-White	15,000	120,384	(7)	135,384

(1)	Amounts were earned in connection with attendance at meetings of our Board and its committees, or committee Chairman retainers, each as described below.
(2)	Amounts represent the expensed fair value of stock options calculated in accordance with the Statement of Financial Accounting Standards No. 123(R), “Share Based Payment (revised 2004),” or SFAS 123(R), as discussed in Note 5, “Stock Option Plans,” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the U.S. Securities and Exchange Commission on March 16, 2007.
(3)	At December 31, 2006, Jerry P. Widman held options to purchase 50,000 shares of common stock.
(4)	At December 31, 2006, Timothy J. O’Shea held options to purchase 30,000 shares of common stock.
(5)	At December 31, 2006, W. Mark Lortz held options to purchase 50,000 shares of common stock.
(6)	At December 31, 2006, David B. Apfelberg held options to purchase 60,000 shares of common stock.
(7)	At December 31, 2006, Annette J. Campbell-White held options to purchase 50,000 shares of common stock.

Our non-employee directors are paid $5,000 for each regular board meeting; $1,500 per year for compensation committee meetings attended that year; and $6,000 per year for audit committee meetings attended that year. Additionally, the Chairman of the Audit Committee receives an annual $10,000 retainer and the Chairman of the Compensation Committee receives an annual $5,000 retainer.

We have in the past granted directors options to purchase our common stock pursuant to the terms of our 2004 Equity Incentive Plan. Non-employee directors may receive additional cash compensation from time to time as the Board may determine.

Our 2004 Equity Incentive Plan also provides for the automatic grant of options to our non-employee directors. Each non-employee director appointed to the Board receives an initial option to purchase 30,000 shares of common stock upon such appointment. In addition, non-employee directors who have been directors for at least the preceding six months will receive a subsequent option to purchase 10,000 shares of our common stock immediately following each Annual Meeting of our stockholders. All options granted under the automatic grant provisions have an exercise price equal to fair market value on the date of grant and a term of ten years if granted before April 2007 and seven years if granted after such date. Each option to purchase 30,000 shares will become exercisable as to one-third of the shares subject to the option on each anniversary of its date of grant, provided the non-employee director remains a director on such dates. Each option to purchase 10,000 shares will become exercisable as to 100% of the shares subject to the option on the third anniversary of its date of grant, provided the non-employee director remains a director up to and including such date.

Code of Ethics

We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Ethics (the “Code”) reflects our values and the business practices and principles of behavior that support this commitment. The Code is intended to satisfy SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a “code of conduct.” The Code is an Exhibit to our Form 8-K filed with the SEC on April 29, 2004 and is available on the Company’s website at www.cutera.com under “Company – Investor Relations – Corporate Governance.” We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or the Nasdaq, on our website.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee nor any of our executive officers has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of Cutera.

Certain Relationships and Related Transactions

In the Company’s last fiscal year, and except for compensation paid to its directors and executive officers for services performed in such roles, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate families had or will have a direct or indirect material interest.

Family Relationships

John J. Connors, our Vice President of North American Sales, is the brother of Kevin P. Connors, our President, Chief Executive Officer and Director. There are no other family relationships among any of our directors or executive officers.

Communications with the Board by Stockholders

Stockholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Board of Directors, c/o Secretary, Cutera, Inc., 3240 Bayshore Blvd., Brisbane, California 94005-1021. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

REPORT OF THE AUDIT COMMITTEE

The material in this section is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

The Audit Committee of the Board of Directors is comprised solely of independent directors (as defined by Nasdaq rules) who were all appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which can be found on our website. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of Cutera's financial reporting, integrity of financial statements, internal controls and internal audit functions. The Audit Committee has authority to retain outside legal, accounting or other advisors as its deems necessary to carry out its duties and to require Cutera to pay for such expenditures.

The Audit Committee monitors Cutera's external audit process, including the scope, fees, auditor independence matters and the extent to which the Independent Registered Public Accounting Firm may be retained to perform non-audit services. The Audit Committee has responsibility for the appointment, compensation, retention and oversight of Cutera's Independent Registered Public Accounting Firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of Cutera's financial, accounting and internal controls over financial reporting. In addition, the Audit Committee generally oversees Cutera's internal compliance programs. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the Independent Registered Public Accounting Firm, nor can the Audit Committee certify that the Independent Registered Public Accounting Firm is "independent" under applicable rules.

The Audit Committee provides advice, counsel and direction to management and the Independent Registered Public Accounting Firm on matters for which it is responsible based on the information it receives from management and the Independent Registered Public Accounting Firm and the experience of its members in business, financial and accounting matters.

Management is responsible for the preparation and integrity of Cutera's financial statements, accounting and financial reporting processes and internal control over financial reporting for compliance with applicable accounting standards, laws and regulations.

Cutera’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of Cutera’s financial statements in accordance with generally accepted auditing standards and expressing an opinion in its report on those financial statements, and for expressing an opinion on management’s assessment of the effectiveness of Cutera’s internal control over financial reporting.

In this context, the Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed the audited financial statements for 2006 with Cutera’s management.

•

The Audit Committee has discussed with the Independent Registered Public Accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

•

The Audit Committee has received written disclosures and a letter from the Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with PricewaterhouseCoopers LLP its independence.

•	The Audit Committee has discussed with the Independent Registered Public Accounting Firm the overall scope and plans for its audit.

•

The Audit Committee has met with the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of its examinations, its evaluations of our internal control over financial reporting, and to discuss the overall quality of our financial reporting.

•	The Audit Committee has considered whether the provision by the Independent Registered Public Accounting Firm of non-audit services is compatible with maintaining its independence.

•

Based on the review and discussion referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements and the report of management on internal control over financial reporting be included in Cutera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The foregoing report is provided by the undersigned members of the Audit Committee.

W. Mark Lortz

Timothy J. O’Shea

Jerry P. Widman

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

Our Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our Board currently consists of seven directors, divided among the three classes as follows: two Class I directors, Kevin P. Connors and David A. Gollnick, whose terms expire at our Annual Meeting of Stockholders to be held in 2008; two Class II directors, Timothy J. O’Shea and David B. Apfelberg, whose terms expire at our Annual Meeting of Stockholders to be held in 2009; and three Class III directors, W. Mark Lortz, Jerry P. Widman, and Annette J. Campbell-White, whose terms expire at this meeting.

The names of the each member of the Board, the class in which they serve, their ages as of the Record Date, principal occupation and length of service on the Board is as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class I Directors
Kevin P. Connors	2008	45	President and Chief Executive Officer	1998
David A. Gollnick	2008	43	Vice President of Research & Development	1998

Class II Directors
Timothy J. O’Shea(2)	2009	54	Vice President of Business Development, Boston Scientific Corporation	2004
David B. Apfelberg(1)	2009	65	Assistant Clinical Professor of Plastic Surgery, Stanford University Medical Center	1998

Class III Directors
W. Mark Lortz(2)	2007	55	Former Chief Executive Officer, TheraSense, Inc.	2004
Jerry P. Widman(1)(2)	2007	64	Former Chief Financial Officer, Ascension Health	2004
Annette J. Campbell-White(1)	2007	60	Managing General Partner, MedVenture Associates I-V	1998

(1)	Member of the Compensation Committee as of the Record Date.
(2)	Member of the Audit Committee as of the Record Date.

Director Nominees

The Board has nominated W. Mark Lortz, Jerry P. Widman, and Annette J. Campbell-White for re-election as Class III directors.

W. Mark Lortz has served as a member of our board of directors since June 2004. Mr. Lortz served as the Chairman, President and Chief Executive Officer of TheraSense until June of 2004 after its acquisition by Abbott Laboratories earlier in 2004. Prior to TheraSense, Mr. Lortz held several positions at LifeScan, including Vice President, Operations and Group Vice President, Worldwide Business Operations. Prior to LifeScan, Mr. Lortz has 18 years of experience with the General Electric Company in several divisions. Mr. Lortz is a member of the board of directors of Neurometrix, a manufacturer of neurological diagnostic and therapeutic devices. Mr. Lortz holds an MBA in Management from Xavier University and a BS in Engineering Science from Iowa State University.

Jerry P. Widman has served as a member of our board of directors since March 2004. From 1982 to 2001, Mr. Widman served as the Chief Financial Officer of Ascension Health, a not-for-profit multi-hospital system. Mr. Widman also currently serves as a member of the board of directors and the audit committee of ArthroCare Corporation, a publicly-traded medical device company, and the Trizetto Group, a publicly-traded information technology company in the healthcare industry. Mr. Widman is a member of the board of directors of two other privately-held companies in the healthcare industry. Mr. Widman holds a B.B.A. from Case Western Reserve University, an M.B.A. from the University of Denver, a J.D. from Cleveland State University and is a Certified Public Accountant.

Annette J. Campbell-White has served as a member of our board of directors since November 1998. Since May 1986, Ms. Campbell-White has been the Managing General Partner of MedVenture Associates I-V, which are venture partnerships investing primarily in early stage businesses in the healthcare field. Ms. Campbell-White currently serves on the boards of a number of privately-held companies. Ms. Campbell-White holds a B.S. in Chemical Engineering and an M.S. in Chemistry, both from the University of Cape Town, South Africa.

If elected to our board of directors, directors Lortz, Widman, and Campbell-White would hold office as Class III directors until our Annual Meeting of Stockholders to be held in 2010 or until their earlier death, resignation or removal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE THREE NOMINEES FOR CLASS III DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2007 Annual Meeting

Kevin P. Connors has served as our President and Chief Executive Officer and as a member of our board of directors since our inception in August 1998. Mr. Connors also currently serves as a member of the board of directors of the Exploratorium in San Francisco. From May 1996 to June 1998, Mr. Connors served as President and General Manager of Coherent Medical Group, a unit of Coherent Inc., which manufactures lasers, optics and related accessories.

David A. Gollnick has served as our Vice President of Research and Development and as a member of our Board since our inception in August 1998. From June 1996 to July 1998, Mr. Gollnick was Vice President of Research and Development at Coherent Medical Group, a unit of Coherent Inc. Mr. Gollnick holds a B.S. in Mechanical Engineering from Fresno State University.

David B. Apfelberg, MD has served as a member of our board of directors since November 1998. Dr. Apfelberg has been an Adjunct Associate Professor of Plastic Surgery at the Stanford University Medical Center since 1980. Since 1987, Dr. Apfelberg has also been a consultant for individual entrepreneurs, venture capital companies and attorneys, with special expertise in the area of lasers in medicine. From June 1991 to May 2001, Dr. Apfelberg was Director of the Plastic Surgery Center in Atherton, California. Dr. Apfelberg holds both a B.M.S., Bachelor of Medical Science, and an M.D. from Northwestern University Medical School.

Timothy J. O’Shea has served as a member of our board of directors since April 2004. Since joining Boston Scientific in 1981, he has served in a variety of management positions, including business development, corporate project management, international and domestic marketing and sales. Mr. O'Shea currently serves as a board observer on behalf of Boston Scientific for several private and public companies. Mr. O'Shea holds a B.A. in history from the University of Detroit.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2007. PricewaterhouseCoopers LLP audited the Company’s consolidated financial statements for the fiscal years 2001 through 2006.

The Board is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2007. Although not required by law, by rules of Nasdaq, or by the Company’s bylaws, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different Independent Registered Public Accounting Firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s Independent Registered Public Accounting Firm. In addition to retaining PricewaterhouseCoopers LLP to audit the Company’s consolidated financial statements for 2006, the Audit Committee retained PricewaterhouseCoopers LLP to provide other auditing and advisory services in 2006. The Audit Committee understands the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by PricewaterhouseCoopers LLP in 2006 and has concluded that the provision of such services was compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the Independent Registered Public Accounting Firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its Independent Registered Public Accounting Firm. Pursuant to this policy, all audit and non-audit services to be performed by the Independent Registered Public Accounting Firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees incurred by the Company for audit and non-audit services in 2006 and 2005 were as follows:

Service Category	2006	2005
Audit Fees	$900,000	$437,000
Audit Related Fees	—	—
Tax Fees	28,000	18,000
All Other Fees	2,000	2,000

Total	$930,000	$457,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements and internal control over financial reporting included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q; "audit-related fees" are fees for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are a subscription fee for a PricewaterhouseCoopers LLP online service used for accounting research purposes. Included in audit fees are fees that were billed and unbilled for services rendered during the year ended December 31, 2006.

All of the services provided by PricewaterhouseCoopers LLP described in the table above were approved by the Audit Committee.

NAMED EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Named Executive Officers

Set forth below is certain information concerning our Named Executive Officers as of the Record Date.

Name	Age	Position(s)
Kevin P. Connors	45	President, Chief Executive Officer and Director
David A. Gollnick	43	Vice President of Research and Development and Director
Ronald J. Santilli	47	Chief Financial Officer
John J. Connors	42	Vice President of North American Sales
Robert J. Shine, Jr.	38	Vice President of International

Further information with respect to Kevin P. Connors and David A. Gollnick is provided above under “Directors Whose Terms Extend Beyond the 2007 Annual Meeting.”

Ronald J. Santilli has served as our Chief Financial Officer since September 2001. From April 2001 to August 2001, Mr. Santilli served as Senior Director of Financial Planning and Accounting at Lumenis, a manufacturer of medical lasers. From May 1993 to March 2001, Mr. Santilli held several positions at Coherent Inc., including Sales Operations Manager, Controller of the Medical Group and, most recently, Director of Finance and Administration. Mr. Santilli holds a B.S. in Business Administration from San Jose State University and an M.B.A. in Finance from Golden Gate University.

John J. Connors has served as our Vice President of North American Sales since April 2005. From February 2004 to April 2005, Mr. Connors served as our Director of North American Sales. From February 2001 to February 2004, Mr. Connors served as our Western Regional Sales Manager. From July 1999 to January 2001, Mr. Connors served as a Sales Manager for Coherent Medical Group, a unit of Coherent Inc. Mr. Connors holds a B.S. in Economics from Miami University.

Robert J . Shine, Jr., Ph.D. has served as our Vice President of International since September 2006. From December 2002 to September 2006, Dr. Shine served as our Director of Marketing. Prior to joining us, Dr. Shine held positions in marketing at WaveSplitter Technologies, Inc. and New Focus, Inc. Dr. Shine holds a B.A. and M.A. in Chemistry and Physics from Harvard University and a Ph.D. in Applied Physics from Stanford University.

Compensation Discussion and Analysis

Overview

The primary objectives of our compensation programs are

•	that they be fair, objective and consistent across the employee population,

•	that compensation be directly and substantially linked to measurable corporate and individual performance, and

•	that compensation remains competitive, so that we can attract and retain the key employees necessary for our success.

We seek to foster a culture where individual performance is aligned with organizational objectives. We evaluate and reward our Named Executive Officers based on the comparable market compensation for their respective positions in the company and an evaluation of their contributions to the achievement of short- and longer term organizational goals. Executive compensation is reviewed annually, and adjustments are made to reflect performance-based factors and competitive conditions. Generally, compensation for our Named Executive

Officers is adjusted effective June 1 of each year, except that the sales commission plans for our VP of North American Sales and our VP of International are adjusted annually, effective January 1.

Role of Our Compensation Committee

The Compensation Committee, together with our Board, establishes compensation for our Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers, and administers the 1998 Stock Plan, the 2004 Equity Incentive Plan and the 2004 Employee Stock Purchase Plan. The Compensation Committee has a written charter, which was adopted by our Board in January 2004, and was amended in April 2007. A copy of this charter, as amended, can be found on our website, which is www.cutera.com.

The members of our Compensation Committee are appointed by our Board. The members of that committee as of the Record Date were Dr. David B. Apfelberg (chairman), Mr. Jerry P. Widman and Ms. Annette J. Campbell-White. Ms. Campbell-White replaced W. Mark Lortz as a member of the Compensation Committee on April 13, 2007. Each member of the Compensation Committee is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and satisfies the independence requirements imposed by Nasdaq.

Our Compensation Committee reviews and makes recommendations for approval by the independent members of our Board with regard to compensation for our Named Executive Officers to ensure consistency with market compensation rates for similar positions, our compensation philosophy and corporate governance guidelines and is responsible for assessing the executive compensation packages offered to our Named Executive Officers. Ultimately, compensation matters are approved by our full Board, excluding Messrs. Kevin Connors and David Gollnick, so that the decisions are made only by the directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Since 2005, we have been working with a third-party compensation consulting group to assist us in setting executive compensation. In past years, management took a more active role in engaging the consulting group and in preparing recommendations of executive compensation for review by the Compensation Committee, and ultimately, the Board. With the SEC’s recent reforms relating to executive compensation disclosure, in 2007, our Compensation Committee has assumed a more active role.

For 2007, our Compensation Committee has engaged the third-party compensation consulting group directly, and is actively working with the consultant to produce a report and recommendations of executive compensation for the Board’s consideration. Because certain components of executive compensation – such as sales commissions and bonus targets—are driven by operational priorities, as to which management has greater insight than the Board or the Compensation Committee, the Compensation Committee has directed management to interface with the Committee and the third-party compensation consultant to establish appropriate targets. In the future, we may decide not to hire a compensation consultant each year, but rather once every three years or so. This decision shall be evaluated regularly and will be based on the Compensation Committee’s evaluation of whether the prior report obtained, along with increased disclosures of other public companies from our industry peer group relating to executive compensation disclosure, is sufficient to allow them to make informed and reasonable decisions with regard to executive-compensation matters.

Role of our Executives in Setting Compensation

On occasion, the Compensation Committee may meet with members of our management team to obtain recommendations with respect to Company compensation programs, practices and packages for executives, other employees and directors. Management may make recommendations to the Compensation Committee on all components of compensation. The Compensation Committee considers, but is not bound to and does not always accept, management’s recommendations with respect to these matters. The Compensation Committee and our Board has the ultimate authority to make decisions with respect to the compensation of our Named Executive Officers and does not delegate any of its compensation functions to others.

Compensation Components

Our Named Executive Officers are compensated with cash, equity and non-equity incentives, and other customary employee benefits.

Cash Compensation. Cash compensation consists of base salary, participation in a discretionary bonus program and, for our VP of North American Sales and our VP of International, participation in a sales commission plan. The sales commission plan contributes to a majority of the cash compensation earned by our VP of North American Sales, which helps more closely align his incentives with those of stockholders. For the quarter ended December 31, 2006, our VP of International earned a guaranteed sales commission of $20,000. Our compensation consultant assists us in analyzing peer public companies to help guide our determination of appropriate cash compensation for our Named Executive Officers. Our cash compensation goals for our Named Executive Officers are based upon the following principals:

•	Pay should be set at or above the median of our peer group companies with which we compete for employees;

•	Pay should be positioned to reflect each individual’s experience, performance and potential;

•	A significant portion of cash compensation should be “at risk;” and

•

The amount of discretionary bonus payable in any quarter is based on revenue growth, compared with the same quarter in the prior year, and the operating profit before stock-based compensation and non-operational expenses, or “Adjusted Operating Profit.” Further, discretionary bonuses are payable only if we have an Adjusted Operating Profit for that quarter.

Base Salary and Total Target Cash Compensation. In 2006, as a result of the work performed by our compensation consultant, we found that our executive cash compensation levels were below competitive norms, while company performance had generally exceeded that of our peer companies. We also found that our cash and total direct compensation levels were significantly below our target pay positioning. As a consequence, we increased the base salary for our five Named Executive Officers to better align with the market 50th percentile, both for base salary and for total target cash compensation.

Discretionary Bonus Program. In addition to base salary compensation, we have a discretionary bonus program for our Named Executive Officers and other personnel pursuant to which cash payments may be made quarterly. The Board, upon the review and recommendation by the Compensation Committee, effective as of June 1, 2006, set the annual target bonus levels as a percentage of base salary for the Named Executive Officers. Target bonuses are calculated based upon a matrix of revenue growth and Adjusted Operating Profit. For example, at 10% revenue growth and 10% Adjusted Operating Profit, an individual would receive 100% of his or her target bonus. At 50% revenue growth and 25% Adjusted Operating Profit, an individual would receive 375% of his or her target bonus. The actual bonus earned by each of our Named Executive Officers in 2006 was equal to approximately 265% of his or her respective target bonus.

Payments under this bonus program are made quarterly and only in the event that we have an Adjusted Operating Profit in that then-preceding quarter. For 2006, our Named Executive Officers’ bonuses were based entirely on the achievement of company goals.

We have sometimes issued cash bonuses to our Named Executive Officers that were not tied to specific target bonus levels. For instance, in February 2007, following a recommendation by our Compensation Committee, our Board approved a one-time discretionary cash bonus of $20,000 gross for our VP of North American Sales for his outstanding performance during 2006.

Long-Term Incentive Program. We believe that equity-based compensation promotes and encourages long-term successful performance by our Named Executive Officers that is aligned with the organization’s goals and the generation of stockholder value. Our equity compensation goals for our Named Executive Officers and others are based upon the following principals:

•	Stockholder and executive interests should be aligned;

•	Key and high-performing employees, who have a demonstrable impact on our performance and /or stockholder value, should be provided this benefit;

•	The program should be structured to provide meaningful retention incentives to participants;

•	The equity grants should reflect each individual’s experience, performance, potential and comparable to what our peer public companies grant for the respective position; and

•	Actual awards should be tailored to reflect individual performance and attraction/retention goals.

Under our 2004 Equity Incentive Plan, we are permitted to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards. Under that Plan, we grant options to our officers, directors and employees to purchase shares of our common stock at an exercise price equal to the fair market value of such stock on the date of grant. The grant date for stock options to our Named Executive Officers is typically the date of a regularly scheduled board meeting, of which we have four per year, or, for annual merit grants, on or around June 1 of each year. Our outside directors are granted options annually on the date of our annual general meeting of stockholders. We have no program, plan or practice to select option grant dates (or set board meeting and annual general meeting of stockholders dates) to correspond with the release of material non-public information.

In 2005, we issued performance unit awards (otherwise commonly referred to as restricted stock units) pursuant to, and as provided under, the 2004 Equity Incentive Plan. Each recipient of an award entered into a performance unit award agreement (or Award Agreement). These awards vest annually at the rate of 25% of the units per year, for four years, provided the recipient continues to provide us with service. Pursuant to the Award Agreements, following each annual vesting date, the award is settled in stock, net of stock withheld for the payment of employee taxes. Under the terms of the 2004 Equity Incentive Plan and the Award Agreements, each unit has an initial value equal to the fair market value of our common stock on the date of grant. On its vesting date, the unit has a value equal to the fair market value of our common stock on the date of vesting.

We also have a 2004 Employee Stock Purchase Plan that provides eligible employees with the opportunity to purchase shares of our common stock at a 15% discounted price to the lower of the fair market value at either the beginning or the end of the applicable offering period. Except for our Chief Executive Officer, all of our other Named Executive Officers participate in this plan.

Benefits. We provide the following benefits to our Named Executive Officers generally on the same basis as the benefits provided to all employees:

•	Health, dental and vision insurance;

•	Life insurance;

•	Short-and long-term disability;

•	401(k) plan; and

•	Flexible Spending Accounts.

These benefits are consistent with those offered by other companies and specifically with those companies with which we compete for employees.

Internal Revenue Code Section 162(m) and Limitations on Executive Compensation

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit our ability to deduct for United States federal income tax purposes compensation paid to either our Chief Executive Officer or to any four other highest paid executive officers in any one fiscal year that is, for each such person, in excess of $1,000,000. None of our executive officers received any such compensation in excess of this limit during 2006, or any prior year.

Grants under the 2004 Equity Incentive Plan are not subject to the deduction limitation; however, to preserve our ability to deduct the compensation income associated with options granted to such executive officers pursuant to Section 162(m) of the Code, our 2004 Equity Incentive Plan provides that no optionee may be granted option(s) to purchase more than 500,000 shares of our common stock in any one fiscal year. However, in the fiscal year in which the optionee is hired, an optionee may be granted an option to purchase up to 1,000,000 shares of our common stock.

Summary Compensation Table

The following table sets forth summary compensation information for the year ended December 31, 2006 for our Chief Executive Officer, Chief Financial Officer and each of our other three most highly compensated executive officers. We refer to these persons as our Named Executive Officers elsewhere in this proxy statement. Except as provided below, none of our Named Executive Officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

Name and Principal Position	Salary	Bonus(1)	Option and Stock Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Kevin P. Connors	$329,167	$433,066	$305,193	—		$11,250	(4)	$1,078,676
President and Chief Executive Officer

Ronald J. Santilli	220,417	201,461	234,370	—		11,250	(4)	667,498
Chief Financial Officer

David A. Gollnick	217,500	198,610	165,177	—		11,250	(4)	592,537
Vice President Research and Development

John J. Connors	113,012	54,968	215,113	$252,298	(3)	18,450	(5)	653,841
Vice President of North American Sales

Robert J. Shine, Jr.	147,580	58,685	80,150	—		26,277	(6)	312,692
Vice President of International

(1)	Amounts represent payments of a discretionary bonus in 2006.
(2)	Amounts represent the fair value of stock options and awards calculated in accordance with SFAS 123(R) and as discussed in Note 5, "Stock Option Plans," to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the U.S. Securities and Exchange Commission on March 16, 2007.
(3)	Amounts represent sales commission payments for meeting targets under a sales commission incentive plan.
(4)	Amount represents 401(k) employer-match contributions.
(5)	Amount represents 401(K) employer-match contributions of $11,250 and $7,200 for a car allowance.
(6)	Amount represents 401(K) employer-match contributions of $6,277 and $20,000 of guaranteed sales commissions for the quarter ended December 31, 2007.

Grants of Plan-Based Awards

The following table lists grants of plan-based awards made to our Named Executive Officers in 2006 and their related fair value compensation expense for 2006 calculated in accordance with SFAS 123(R).

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock Option Awards(1)
Name		Threshold		Target	Maximum
Kevin P. Connors	6/8/2006						55,000	$23.75	$727,727
President and Chief Executive Officer

Ronald J. Santilli	6/8/2006						35,000	23.75	463,099
Chief Financial Officer

David A. Gollnick	6/8/2006						25,000	23.75	330,785
Vice President Research and Development

John J. Connors	6/1/2006	N/A	(2)	$202,525	N/A	(2)
Vice President of	6/8/2006						15,000	23.75	198,471
North American Sales

Robert J. Shine, Jr.	6/8/2006						10,000	23.75	132,314
Vice President of	10/20/2006						10,000	27.36	143,397
International

(1)	Amounts represent the total fair value of stock options granted in 2006 calculated in accordance with SFAS 123(R) and as discussed in Note 5, “Stock Option Plans,” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the U.S. Securities and Exchange Commission on March 16, 2007.
(2)	Amounts earned are based on the revenue generated and whether it exceeds the pre-agreed quota for each of the quarters during the year. There is no minimum revenue requirement, or a maximum commission that can be earned. For 2006, Mr. J. Connors exceeded his target and earned $252,298 under the plan.
(3)	The per-share prices were the closing price of our common stock on the respective dates of grant.

Equity Incentive Awards Outstanding

The following table lists the outstanding equity incentive awards held by our Named Executive Officers as of December 31, 2006.

Name	Option Awards				Stock Awards(2)
	Number of Securities Underlying Unexercised Earned Options(1)	Number of Securities Underlying Unexercised Unearned Options(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Date Awards Will be Fully Vested
Kevin P. Connors	705,000	0	$0.10	9/13/2009	7,500	$202,500	6/1/2009
President and Principal	50,000	0	0.50	8/4/2010
Executive Officer	5,833	0	4.25	10/18/2012
	10,833	5,000	4.25	8/13/2013
	11,250	18,750	20.25	7/28/2015
	40,000	0	2.50	6/8/2011
	0	55,000	23.75	6/8/2013

Ronald J. Santilli	3,372	0	4.25	8/7/2012	3,750	101,250	6/1/2009
Principal Financial	8,503	6,250	4.25	8/13/2013
Officer	6,250	3,750	13.30	7/20/2014
	5,625	9,375	20.25	7/28/2015
	50,000	0	5.50	9/24/2011
	0	35,000	23.75	6/8/2013

David A. Gollnick	180,000	0	0.10	9/13/2009	3,750	101,250	6/1/2009
Vice President	25,000	0	0.50	6/9/2010
Research and	23,400	0	2.50	6/8/2011
Development	417	2,500	4.25	8/13/2013
	208	3,750	13.30	7/20/2014
	312	9,375	20.25	7/28/2015
	0	25,000	23.75	6/8/2013

John J. Connors	15,000	0	0.75	4/6/2011	2,250	60,750	6/1/2009
Vice President of	7,700	0	2.50	6/8/2011
North American Sales	2,000	0	0.75	4/6/2011
	4,163	0	4.25	8/7/2012
	12,240	260	6.00	9/5/2013
	6,563	937	4.25	8/13/2013
	19,833	8,167	13.80	2/13/2014
	3,125	1,875	13.30	7/20/2014
	9,583	10,417	17.99	4/22/2015
	3,750	6,250	20.25	7/28/2015
	0	15,000	23.75	6/8/2013

Robert J. Shine, Jr.	23,000	0	4.25	12/13/2012	1,125	30,375	6/1/2009
Vice President of	8,750	1,250	4.25	8/13/2013
International	3,125	1,875	13.30	7/20/2014
	1,875	3,125	20.25	7/28/2015
	0	10,000	23.75	6/8/2013
	0	10,000	27.36	10/20/2013

(1)	One-quarter (1/4th) of the shares underlying each of these options vest on the one year anniversary of the vesting commencement date and 1/48 of the underlying shares vest each month thereafter.
(2)	Performance unit awards (otherwise commonly referred to as restricted stock units) vest at the rate of 25% per year, for four years, provided the recipient continues to provide us with service.

Options Exercised and Stock Vested

The following table lists the options exercised by, and stock vested to, our Named Executive Officers in the year ended December 31, 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized Upon Vesting(2)
Kevin P. Connors	—	—	2,500	$45,275
President and Chief Executive Officer

Ronald J. Santilli	20,000	$437,611	1,250	22,638
Chief Financial Officer

David A. Gollnick	151,563	3,245,315	1,250	22,638
Vice President Research and Development

John J. Connors	9,917	271,324	750	13,583
Vice President of North American Sales

Robert J. Shine, Jr.	5,000	120,167	375	6,791
Vice President of International

(1)	Represents the excess of fair market value of the shares exercised on the exercise date over the aggregate exercise price for such shares.
(2)	These shares were originally issued by us pursuant to performance unit awards. On each vesting date, the unit had a value equal to the fair market value of our common stock on the date of vesting.

COMPENSATION COMMITTEE REPORT(1)

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the registrant’s proxy statement on Schedule 14A.

From the members of the Compensation Committee of Cutera:

Dr. David B. Apfelberg

Mr. Jerry P. Widman

Ms. Annette J. Campbell-White

(1)	The material in this report is not deemed soliciting material or filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Kevin P. Connors President and Chief Executive Officer

Brisbane, California

April 30, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CUTERA, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Cutera, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated April 30, 2007 and hereby appoints Kevin Connors (our President and Chief Executive Officer) and Ronald J. Santilli (our Chief Financial Officer), each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2007 Annual Meeting of Stockholders of Cutera, Inc. to be held on June 19, 2007 at 10:00 a.m., local time, at Cutera’s offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

SEE REVERSE SIDE

FOLD AND DETACH HERE

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				Please mark your votes as indicated		☒

1. Election of Directors	FOR ☐	WITHHOLD ☐	2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting firm of the Company for the fiscal year ending December 31, 2007.	FOR ☐	AGAINST ☐		ABSTAIN ☐
CLASS III NOMINEES: W. MARK LORTZ JERRY P. WIDMAN ANNETTE J. CAMPBELL-WHITE

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL'S NAME ABOVE			THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS III DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)                                                         SIGNATURE(S)                                                         DATE:                     , 2007

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

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FOLD AND DETACH HERE